UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
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      Date of Report (Date of earliest event reported): September 30, 2005

               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
                                Initial Depositor
             (Exact name of Registrant as specified in its charter)

                           Software HOLDRS (SM) Trust
                      [Issuer with respect to the receipts]

        DELAWARE                     001-16141                  13-5674085
(State or other jurisdiction    Commission File Number       (I.R.S. Employer
    of incorporation)                                       Identification No.)
                                 --------------

                                250 Vesey Street
                            New York, New York 10281
              (Address of principal executive offices and zip code)

                                 (212) 449-1000
                         (Registrant's telephone number,
                              including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01         Other Events

As a result of the merger of Nuance Communications (NASDAQ: "NUAN") and ScanSoft, Inc. (NASDAQ: "SSFT"), ScanSoft, Inc. will replace Nuance Communications as an underlying security of the Software HOLDRS Trust. For the 1 share of Nuance Communications per 100 shares round lot of Software HOLDRS, The Bank of New York received 0.77 shares of ScanSoft, Inc. and $2.20 in cash.

As a result of the merger of Symantec Corporation (NASDAQ: "SYMC") and Veritas Software Corporation (NASDAQ: "VRTS"), a constituent of the Software HOLDRS Trust, Symantec Corporation has replaced Veritas Software Corporation as an underlying security of the Software HOLDRS Trust. For the 7 shares of Veritas Software Corporation per 100 share round lot of Software HOLDRS, The Bank of New York received 7.8694 shares of Symantec Corp.

Item 9.01.   Financial Statements and Exhibits

             (c)    Exhibits

                    99.1 Software HOLDRS Trust Prospectus Supplement dated September 30, 2005 to Prospectus dated October 25, 2004.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      MERRILL LYNCH, PIERCE, FENNER
                                        & SMITH INCORPORATED


Date:  November 9, 2005                By: /s/ Satyanarayan R. Chada
                                         -----------------------------------
                                         Name:    Satyanarayan R. Chada
                                         Title:   First Vice President



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                                  EXHIBIT INDEX

Number and Description of Exhibit
---------------------------------

(99.1) Software HOLDRS Trust Prospectus Supplement dated September 30, 2005 to Prospectus dated October 25, 2004.



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